VOYA PARTNERS, INC.

VY® T. Rowe Price Growth Equity Portfolio

(the “Disappearing Portfolio”)

Supplement dated June 10, 2025

to the Disappearing Portfolio’s Adviser Class, Initial Class, Service Class, and Service 2 Class Shares’ Prospectus, dated May 1, 2025, as supplemented, and related Statement of Additional Information, dated May 1, 2025

On May 15, 2025, the Board of Directors of Voya Partners, Inc. (the “Board”) approved a proposal to reorganize the Disappearing Portfolio with and into the following “Surviving Portfolio” (the “Reorganization”):

Disappearing Portfolio	Surviving Portfolio
VY® T. Rowe Price Growth Equity	Voya Large Cap Growth Portfolio (a series of
Portfolio	Voya Investors Trust)

The proposed Reorganization is subject to approval by the shareholders of the Disappearing Portfolio. A proxy statement/prospectus detailing the proposed Reorganization is expected to be mailed to the Disappearing Portfolio’s shareholders on or about August 29, 2025, and a shareholder meeting is scheduled to be held on or about October 14, 2025. The Disappearing Portfolio will notify its shareholders if shareholder approval of the proposed Reorganization is not obtained. If shareholder approval of the proposed Reorganization is obtained, it is expected that the proposed Reorganization will take place at the close of business on or about November 21, 2025 (the “Closing Date”).

If shareholders of the Disappearing Portfolio approve the proposed Reorganization, from the open of business on October 15, 2025 through the close of business on November 21, 2025, the Disappearing Portfolio will be in a “transition period” during which time the Disappearing Portfolio’s holdings will be aligned with those of the Surviving Portfolio. During this time, the Disappearing Portfolio may not be pursuing its investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply. The sales and purchases of securities during the transition period are expected to result in buy and sell transactions and such transactions may be made at a disadvantageous time.

Following the Reorganization, the Disappearing Portfolio’s shareholders will hold corresponding shares of the Surviving Portfolio. For more information regarding the Surviving Portfolio, please contact a Shareholder Services representative at (800) 992-0180 or your financial professional.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE